INCOME TAXES	12 Months Ended
Dec. 31, 2013
INCOME TAXES

NOTE 9 – INCOME TAXES

Significant components of the provision for income tax benefit (expense) are as follows:

(In thousands)	Years Ended December 31,
	2013	2012	2011
Current - Federal	$10,586	$61,655	$18,608
Current - foreign	(48,466)	(48,579)	(51,293)
Current - state	1,527	(9,408)	14,719

Total current benefit (expense)	(36,353)	3,668	(17,966)

Deferred - Federal	126,905	261,014	126,078
Deferred - foreign	8,932	27,970	13,708
Deferred - state	22,333	15,627	4,158

Total deferred benefit	158,170	304,611	143,944

Income tax benefit	$121,817	$308,279	$125,978

Current tax expense of $36.4 million was recorded for 2013 as compared to a current tax benefit of $3.7 million for 2012. The change in current tax was primarily due to the Company’s settlement of U.S. federal and foreign tax examinations during 2012. Pursuant to the settlements, the Company recorded a reduction to current income tax expense of approximately $67.3 million during 2012 as compared with reductions to current income tax expense of $30.4 million during 2013, to reflect the net current tax benefits of the settlements.

Current tax benefit of $3.7 million was recorded for 2012 as compared to a current tax expense of $18.0 million for 2011 primarily due to the Company’s settlement of U.S. federal and foreign tax examinations during 2012 mentioned above.

Deferred tax benefit of $158.2 million for 2013 primarily relates to cancellation of debt income recognized during the year as a result of certain debt restructuring transactions, and is lower when compared with the deferred tax benefit of $304.6 million for 2012. The decrease in deferred tax benefit in 2013 is primarily due to the valuation allowance of $143.5 million recorded against a portion of the Company’s federal and state net operating losses.

Deferred tax benefit of $304.6 million for 2012 primarily relates to federal and state net operating loss carryforwards, and is higher when compared with the deferred tax benefit of $143.9 million for 2011. The increase in deferred tax benefit in 2012 is primarily due to additional loss before income taxes in 2012 compared to 2011.

Significant components of the Company’s deferred tax liabilities and assets as of December 31, 2013 and 2012 are as follows (1):

(In thousands)	2013	2012
Deferred tax liabilities:
Intangibles and fixed assets	$2,402,168	$2,451,874
Long-term debt	183,615	381,712
Investments in nonconsolidated affiliates	—	49,654
Unrealized loss in marketable securities	—	10,058
Other investments	6,759	5,832
Other	6,655	5,480

Total deferred tax liabilities	2,599,197	2,904,610

Deferred tax assets:
Accrued expenses	106,651	85,132
Investments in nonconsolidated affiliates	1,824	—
Net operating loss carryforwards	1,287,239	1,278,894
Bad debt reserves	9,726	12,633
Other	35,527	41,011

Total gross deferred tax assets	1,440,967	1,417,670
Less: Valuation allowance	327,623	183,686

Total deferred tax assets	1,113,344	1,233,984

Net deferred tax liabilities	$1,485,853	$1,670,626

(1)	For comparability, the presentation of the balances at December 31, 2012 were adjusted to align to current year presentation of gross foreign deferred taxes and associated valuation allowances on our foreign subsidiaries.

Included in the Company’s net deferred tax liabilities are $52.0 million and $19.2 million of current net deferred tax assets for 2013 and 2012, respectively. The Company presents these assets in “Other current assets” on its consolidated balance sheets. The remaining $1.5 billion and $1.7 billion of net deferred tax liabilities for 2013 and 2012, respectively, are presented in “Deferred tax liabilities” on the consolidated balance sheets.

The Company’s net foreign deferred tax liabilities were $19.8 million and $30.3 million for the periods ended December 31, 2013 and December 31, 2012, respectively.

The deferred tax liability related to intangibles and fixed assets primarily relates to the difference in book and tax basis of acquired FCC licenses, billboard permits and tax deductible goodwill created from the Company’s various stock acquisitions. In accordance with ASC 350-10, Intangibles – Goodwill and Other, the Company does not amortize FCC licenses and billboard permits. As a result, this deferred tax liability will not reverse over time unless the Company recognizes future impairment charges related to its FCC licenses, permits and tax deductible goodwill or sells its FCC licenses or permits. As the Company continues to amortize its tax basis in its FCC licenses, permits and tax deductible goodwill, the deferred tax liability will increase over time.

At December 31, 2013, the Company had recorded net operating loss carryforwards (tax effected) for federal and state income tax purposes of approximately $1.1 billion, expiring in various amounts through 2033. The Company expects to realize the benefits of the majority of its deferred tax assets attributable to federal and state net operating losses based upon its expectations as to future taxable income from deferred tax liabilities that reverse in the relevant federal and state jurisdictions and carryforward periods. The Company has recorded a partial valuation allowance of $143.5 million against these deferred tax assets during 2013 as the reversing deferred tax liabilities that can be used as a source of future taxable income to realize the deferred tax assets was exceeded by the additional federal and state net operating losses generated in the period ended December 31, 2013. In addition, the Company had recorded deferred tax assets for foreign net operating loss carryforwards (tax effected) of approximately $170.8 million as offset in part by an associated valuation allowance of $156.8 million. Additional deferred tax valuation allowance of $23.5 million offsets other foreign deferred tax assets that are not expected to be realized. Realization of these foreign deferred tax assets is dependent upon the Company’s ability to generate future taxable income in appropriate tax jurisdictions to obtain benefits. Due to the Company’s evaluation of negative factors including particular negative evidence of cumulative losses in these jurisdictions, the Company continues to record valuation allowances on the foreign deferred tax assets that are not expected to be realized. For its remaining gross deferred tax assets, the Company is relying on its assessment of deferred tax liabilities that will reverse in the same carryforward period and jurisdiction and are of the same character as the net operating loss carryforwards and temporary differences that give rise to the deferred tax assets. Any deferred tax liabilities associated with acquired FCC licenses, billboard permits and tax-deductible goodwill intangible assets are not relied upon as these intangible assets have an indefinite life.

At December 31, 2013, net deferred tax liabilities include a deferred tax asset of $27.1 million relating to stock-based compensation expense under ASC 718-10, Compensation – Stock Compensation. Full realization of this deferred tax asset requires stock options to be exercised at a price equaling or exceeding the sum of the grant price plus the fair value of the option at the grant date and restricted stock to vest at a price equaling or exceeding the fair market value at the grant date. Accordingly, there can be no assurance that the stock price of the Company’s common stock will rise to levels sufficient to realize the entire deferred tax benefit currently reflected in its balance sheet.

The reconciliation of income tax computed at the U.S. Federal statutory tax rates to income tax benefit is:

	Years Ended December 31,
(In thousands)	2013		2012		2011
	Amount	Percent	Amount	Percent	Amount	Percent
Income tax benefit at statutory rates	$246,867	35%	$251,814	35%	$137,903	35%
State income taxes, net of federal tax effect	32,768	4%	6,218	1%	18,877	5%
Foreign income taxes	(22,640)	(3%)	8,782	2%	(4,683)	(1%)
Nondeductible items	(4,870)	(1%)	(4,617)	(1%)	(3,154)	(1%)
Changes in valuation allowance and other estimates	(135,161)	(19%)	50,697	7%	(15,816)	(4%)
Other, net	4,853	1%	(4,615)	(1%)	(7,149)	(2%)

Income tax benefit	$121,817	17%	$308,279	43%	$125,978	32%

A tax benefit was recorded for the year ended December 31, 2013 of 17%. The effective tax rate for 2013 was impacted by the $143.5 million valuation allowance recorded during the period as additional deferred tax expense. The valuation allowance was recorded against a portion of the federal and state net operating losses due to the uncertainty of the ability to utilize those losses in future periods. This expense was partially offset by $20.2 million in net tax benefits recorded during the period due to the settlement of certain U.S. federal and state tax examinations during the year. Foreign income before income taxes was approximately $48.3 million for 2013.

A tax benefit was recorded for the year ended December 31, 2012 of 43%. The effective tax rate for 2012 was impacted by the Company’s settlement of U.S. federal and foreign tax examinations during the year. Pursuant to the settlements, the Company recorded a reduction to income tax expense of approximately $60.6 million to reflect the net tax benefits of the settlements. This benefit was partially offset by additional tax recorded during 2012 related to the write-off of deferred tax assets associated with the vesting of certain equity awards. Foreign income before income taxes was approximately $84.0 million for 2012.

A tax benefit was recorded for the year ended December 31, 2011 of 32%. The effective tax rate for 2011 was impacted by the Company’s settlement of U.S. federal and state tax examinations during the year. Pursuant to the settlements, the Company recorded a reduction to income tax expense of approximately $16.3 to reflect the net tax benefits of the settlements. This benefit was partially offset by additional tax recorded during 2011 related to the write-off of deferred tax assets associated with the vesting of certain equity awards and the inability to benefit from certain tax loss carryforwards in foreign jurisdictions. Foreign income before income taxes was approximately $94.0 million for 2011.

The Company continues to record interest and penalties related to unrecognized tax benefits in current income tax expense. The total amount of interest accrued at December 31, 2013 and 2012 was $49.4 million and $50.5 million, respectively. The total amount of unrecognized tax benefits and accrued interest and penalties at December 31, 2013 and 2012 was $178.8 million and $188.9 million, respectively, of which $131.0 million and $158.3 million is included in “Other long-term liabilities”, and $11.6 million and $0.5 million is included in “Accrued Expenses” on the Company’s consolidated balance sheets, respectively. In addition, $36.1 million of unrecognized tax benefits are recorded net with the Company’s deferred tax assets for its net operating losses as opposed to being recorded in “Other long-term liabilities” at December 31, 2013. The total amount of unrecognized tax benefits at December 31, 2013 and 2012 that, if recognized, would impact the effective income tax rate is $100.1 million and $107.0 million, respectively.

(In thousands)	Years Ended December 31,
Unrecognized Tax Benefits	2013	2012
Balance at beginning of period	$138,437	$175,782
Increases for tax position taken in the current year	12,004	10,575
Increases for tax positions taken in previous years	13,163	14,774
Decreases for tax position taken in previous years	(21,928)	(55,113)
Decreases due to settlements with tax authorities	(1,113)	(7,581)
Decreases due to lapse of statute of limitations	(11,188)	—

Balance at end of period	$129,375	$138,437

The Company and its subsidiaries file income tax returns in the United States federal jurisdiction and various state and foreign jurisdictions. During 2013, the Company effectively settled certain U.S. federal and state examinations and as a result reversed liabilities that had been recorded for the uncertain tax positions in those periods. During 2012, the Company effectively settled certain Federal and foreign examinations and as a result reversed liabilities that had been recorded for the uncertain tax positions in those periods. Additionally, during 2012, the Company settled an examination in the United Kingdom and, as a result of the settlement, paid approximately $7.2 million in tax and interest. All federal income tax matters through 2008 are closed and the IRS is currently auditing the Company’s 2009 and 2010 periods. Substantially all material state, local, and foreign income tax matters have been concluded for years through 2005.